                                                                  Exhibit (h)4.1

April 30, 2000

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Tax-Managed Global Equity Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2001, its 0.20% advisory fee with respect to FRIC's Tax-Managed Global Equity Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer

April 30, 2000



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Equity Aggressive Strategy Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, with respect to FRIC's Equity Aggressive Strategy Fund, (i) its 0.20% advisory fee until February 28, 2001 and (ii) its 0.05% administrative fee until November 30, 2000. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that Fund may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Aggressive Strategy Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, with respect to FRIC's Aggressive Strategy Fund, (i) its 0.20% advisory fee until February 28, 2001 and
(ii) its 0.05% administrative fee until November 30, 2000. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that Fund may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer

April 30, 2000



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Balanced Strategy Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, with respect to FRIC's Balanced Strategy Fund, (i) its 0.20% advisory fee until February 28, 2001 and (ii) its 0.05% administrative fee until November 30, 2000. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer

April 30, 2000



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Moderate Strategy Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, with respect to FRIC's Moderate Strategy Fund, (i) its 0.20% advisory fee until February 28, 2001 and (ii) its 0.05% administrative fee until November 30, 2000. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer

April 30, 2000



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Conservative Strategy Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, with respect to FRIC's Conservative Strategy Fund, (i) its 0.20% advisory fee until February 28, 2001 and (ii) its 0.05% administrative fee until November 30, 2000. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer

April 30, 2000



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Tax-Managed Small Cap Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2001, up to the full amount of its aggregate 1.03% combined advisory and administrative fees and to reimburse expenses that exceed 1.25% of the average daily net assets on an annual basis with respect to FRIC's Tax-Managed Small Cap Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer

April 30, 2000



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Tax Free Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2001, 0.10% its 0.25% combined advisory and administrative fees with respect to FRIC's Tax Free Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements for that fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer

April 30, 1999



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2001, 0.15% of its aggregate 0.25% combined advisory and administrative fees with respect to FRIC's Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer

April 30, 1999



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company US Government Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2001, a portion of its aggregate 0.25% combined advisory and administrative fees for all expenses that exceed 0.30% of the average daily net assets of FRIC's US Government Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer

April 30, 2000



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company LifePoints Funds

Dear Mark:

Reference is hereby made to those Special Servicing Agreements, each dated as of February 8, 1999 (except the Agreement with the Tax-Managed Global Equity Fund which is dated as of August 23, 1999) (the "Agreements"), among certain Funds of Frank Russell Investment Company, Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), and each of the following FRIC Funds: Equity Aggressive Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Tax-Managed Global Equity (the "Funds").

FRIMCO agrees to pay, until February 28, 2001, all Expenses (as that term is defined in the Agreements) of the Funds not paid by the Underlying Funds (as that term is defined in the Agreements) pursuant to Section 2 of the Agreements. This agreement to pay, which supercedes any prior voluntary agreement to pay Expenses for the Funds may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:  /s/
   ---------------------------------
   Lynn L. Anderson
   Chairman of the Board

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:  /s/
   ---------------------------------
   Mark E. Swanson
   Treasurer